CERTIFICATION

      Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, the Annual Report of Terra Trema, Inc. on Form 10-K for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Terra Trema, Inc. for the periods presented.


Date: April 14, 2005                     By: /s/ Alan Lomax
                                            ------------------------------------
                                            Alan Lomax
                                            Chairman and Chief
                                            Executive Officer


Date: April 14, 2005                     By: /s/  Daniel Garner
                                            ------------------------------------
                                            Daniel Garner
                                            Secretary and Treasurer